Exhibit 99.1
A Healthy Opportunity for GrowthDeutsche Bank Healthcare Conference May 6, 2008

A Healthy Opportunity for GrowthDeutsche Bank Healthcare Conference May 6, 2008 NYDOCS1 - #802532v39 /1 Forward Looking Statements CONFIDENTIAL The company’s future results may be materially different To learn some of the important factors that could cause this to happen, please This presentation includes “forward-looking statements” involving risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. from the information expressed in, or implied by, forward-looking statements shared today. see Triple-S Management’s Form 10-K, particularly the Section entitled “Risk Factors.” The company undertakes no obligation to update or revise any forward-looking statements. 1

NYDOCS1 — #802532v39 /2 Largest managed care company in Puerto Rico with 45+ years of managed care experience Exclusive Blue Shield licensee Experienced management team Stable market Solid financial performance and outlook Strong plan for growth should lead to long-term average 15% annual EPS increases Leading, high margin complementary businesses including Life and P&C insurance CONFIDENTIAL A Healthy Opportunity for Growth f f f f f f f 2

NYDOCS1 — #802532v39 /3 Premium and Fee Revenue P&C Insurance Three Healthy Businesses ($ in millions) CONFIDENTIAL $410 million Total: Includes $2MM of inter-segment premiums. Note: Operating Income P&C Insurance $2 20% ($ in millions) Managed Care $5 50% Life Insurance $3 30% $10 million Total: Includes $2MM of inter-segment premiums and $2.4MM of inter-segment expenses. Note: 3

NYDOCS1 — #802532v39 /4 Balanced Book of Managed Care Business CONFIDENTIAL Commercial Managed Care Membership Premium and Fee Revenue Medicare (Incl. PDP) $97 27% ($ in millions) Medicare (incl. PDP) 65,538 7% Reform (Medicaid) 343,534 35% Reform (Medicaid) $81 22% Commercial ASO 163,517 16% Commercial ASO $5 1% Total: 985,281 Total: $365 million Note: Includes $2MM of inter-segment premiums. 4

NYDOCS1 — #802532v39 /5 Blue Chip Customer Base with 90%+ Annual Retention Rate CONFIDENTIAL [Graphic Appears Here] No commercial customer* represents more than 3% Of total managed care revenue Excludes government contracts. * 5

CONFIDENTIAL

NYDOCS1 - #802532v39 /6

Blue Cross Blue Shield Competitive Advantage

- Leading market share
- Strong Blue brand awareness among consumers and decision makers
- Blue Card creates national and global network
- Provides access for Triple-S's members to continental U.S.

(1) Source: Blue Cross Blue Shield Association.

BCBS Membership Growth Over the Last Decade


(millions of lives)
CAGR: 4.3%
68
100
1996
2007

Source: Blue Cross Blue Shield Association; BCBSA Enrollment Report, December 31, 2007; U.S. Census Bureau.

Blue Cross Blue Shield Advantage


100.2 Million BCBS Customers

Total U.S. Population: 301.6 Million

Source: BCBSA Enrollment Report, December 31, 2007; U.S. Census Bureau.

Nationwide Network: Blue Card


JUAN SALUDABLE
01/0000
00000
973
NUM. DE CONTRATO
CUBIERTA
GEN ESP SUB HOSP EM LAB/RX

6

NYDOCS1 — #802532v39 /7 Most Diversified Book of Business CONFIDENTIAL $1,009 $1,009 $419 $419 $122 $122 La Cruz Azul (2) Aveta First Medical Reform (Medicaid) Medicare Advantage 3% 9% 13% 21% 22% 28% Overall Managed Care Market Share Includes commercial risk and Medicare Advantage (including stand-alone PDP revenue) for all companies except for Triple-S; Medicare Advantage figures not available for peers. Aveta’s managed care premiums are derived entirely from Medicare Advantage policies. (1) (2) Source: Annual statements submitted to the NAIC following statutory accounting principles. Triple-S is the #1 MCO in Puerto Rico and has one of the most widely recognized brands 7

CONFIDENTIAL

NYDOCS1 - #802532v39 /8

TRIPLE-S MANAGEMENT CORPORATION

Puerto Rico Is a Healthy Market

- Strong, well-diversified economy
- Attractive demographics
- Favorable business environment attracts large U.S. and multinational firms

Company	State / Region	Regional Population as of 2007[1]
Sierra	NV	2.7 million
Triple-S	PR	3.9 million
Cobalt	WI	5.6 million
RightChoice	MO	5.9 million
Trigon	VA	7.7 million
WellChoice	NY	19.3 million

(1) Data from U.S. Census Bureau.

High Annual Growth in Medicare Eligibles[1]


2.4%
1.7%
Puerto Rico
U.S. Average

(1) Based on expected growth from 2005 to 2010 according to the U.S. Census.

High Incidence of Dual-Eligibles

(Dual eligibles as a percentage of Medicare beneficiaries)


31%
20%
19%
18%
11%
Puerto Rico
New York
Texas
California
Florida

Note: Dual eligibles defined as a person who qualifies for both Medicare and the Reform on the basis of age and income, respectively.

8

CONFIDENTIAL Financial Performance Juan-José Román-Jiménez, CPA VP of Finance and Chief Financial Officer 9

NYDOCS1 — #802532v39 /10 Strong Consolidated Revenue Growth CONFIDENTIAL (1) Consolidated Operating Revenues ($ in millions) – 5 0 ’ R G A C % 8 . 8 7 0 ’ $1,545 $1,405 $1,222% 3 . 6 1 8 0 ’ 1 Q – 7 0 ’ $422 $363 2005 Excludes Metro-North Reform contract. (1) 2006 2007 Q1 2008 Q1 2007 10

NYDOCS1 — #802532v39 /11 Consolidated Operating Income Growth CONFIDENTIAL [Graphic Appears Here] % 4 . 0 7 : $65 R G A C 7 0 ‘ – 5 4 0 ‘ $84 $27 1 Q 07 ‘ % 0 . 10 08 ‘ – $11 $10 2005 Excludes Metro-North Reform contract. (1) 2006 2007 Q1 2008 Q1 2007 11

NYDOCS1 — #802532v39 /12 Strong Consolidated Operating Margin Expansion CONFIDENTIAL (1) Consolidated Operating Income Margin 5.4% 4.6% 2.7% 2.7% 2.2% 2005 2006 2007 2008 Q1 2007 Q1 Excludes Metro-North Reform contract. (1) 12

NYDOCS1 — #802532v39 /13 Managed Care Revenue Growth CONFIDENTIAL (1) Managed Care Premium and Fee Revenue ($ in millions) – 5 0 ‘ : R G A C $1,195 7 0 ‘ % 7 . 6 $1,319 $1,094 1 Q – 7 0 ‘ $365% 7 . 7 1 8 0 ‘ $310 2005 Excludes Metro-North Reform contract. (1) 2006 2007 Q1 2007 Q1 2008 13

NYDOCS1 — #802532v39 /14 Managed Care Underwriting and Pricing Discipline Reduces Cost Ratios... CONFIDENTIAL Medical Loss Ratio 91.1% 90.1% 90.2% 87.2% 87.1% 2005 2006 2007 Q1 2007 Q1 2008 Excludes Metro-North Reform contract. Medical loss ratio is calculated as claims incurred divided by premium revenue. Note: Administrative Expense Ratio 12.4% 11.8% 11.4% 11.2% 10.1% 2005 2006 2007 Q1 2007 Q1 2008 Excludes Metro-North Reform contract. Administrative expense ratio is calculated as operating expenses divided by the sum of premium and fee revenue. Note: 14

NYDOCS1 — #802532v39 /15 CONFIDENTIAL ...and Expands Operating Income Managed Care Operating Income ($ in millions) % 4 . 5 8 : $37 R G A C 7 0 ‘ –5 0 ‘ $57 $16% 0 . 5 2 8 0 ’ 1 Q $4 – 7 0 ’ $5 Q1 2008 2005 2006 2007 Q1 2007 Excludes Metro-North Reform contract. Note: 15

CONFIDENTIAL NYDOCS1 — #802532v39 /16 Solid Performance at Life and P&C Insurance Businesses $26 Q1 2008 $2 Q1 2008 7.7% $24 Q1 2007 $1 Q1 2007 4.2% P&C Insurance $109 2007 $11 2007 10.1% $98 2006 $11 2006 11.2% $96 2005 $12 2005 12.5% Operating Revenue Operating Income Margins 16

$3 2008 11.5% $26 Q1 2008 Q1 $3 2007 11.5% $26 Q1 2007 Q1 $11 2007 10.6% $104 2007 Life Insurance $11 2006 10.9% $101 2006 $11 (1) $92 2005 2005 12.0% 2005 shown on a comparable basis for the acquisition of GA Life completed in January 2006. 2005 operating income adjusted to reflect estimated incremental expenses related to GA Life acquisition. Operating Revenue Operating Income Margins ($ in millions) Note: (1) NYDOCS1 — #802532v39 /17 CONFIDENTIAL 12/31/2007 $240.2 $25.9 145.0 170.9 482.5 $653.4 26.2% Unaudited 3/31/2008 $62.2 $25.5 145.0 170.5 494.0 $664.5 25.7% Senior Unsecured Notes Total Debt Total Capitalization Capitalization Summary ($ in millions) Cash and Cash Equivalents Secured Term Loans Total Shareholders’ Equity Total Debt / Book Capitalization Modest leverage and significant excess RBC levels (800%+) provide strong financial flexibility 17

CONFIDENTIAL Plan for Healthy Growth Ramón M. Ruiz-Comas, CPA President and Chief Executive Officer 18

NYDOCS1 — #802532v39 /19 Strong Plan for Growth CONFIDENTIAL Pursue Disciplined Expansion Strategy Expand Operating Margins and Realize Operating Efficiencies Grow Medicare Advantage Business Pursue Cross-Selling Opportunities Develop New Products to Attract and Retain Customers 19

NYDOCS1 — #802532v39 /20 Positive Outlook for 2008 CONFIDENTIAL Total medical enrollment is expected to grow approximately 1 percent, with Medicare Advantage enrollment rising 30 percent to 35 percent. Medical loss ratio of the managed care segment is expected to Consolidated operating revenues are anticipated to be between $1.66 billion and $1.70 billion. Consolidated loss ratio is expected to be between 83.0 percent and 83.5 percent. be between 87.6 percent and 88.1 percent. Consolidated operating expenses ratio is anticipated to be approximately 15.2 percent. The Company expects an earnings per share between $1.88 and $1.98, based on 32.1 million weighted average shares outstanding. f f f f f 20

NYDOCS1 — #802532v39 /21 CONFIDENTIAL A Healthy Opportunity For Growth 21